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                                                                  Exhibit 10.35



      List of Contents of Exhibits to the Managing General Agency Agreement



           Exhibits                           Description
           --------                           ------------

Exhibit A                             List of Royal Insurer Affiliates

Exhibit B                             Underwriting Guidelines